Exhibit 4.1

WB-B 001	Incorporated Under the Laws of North Carolina	546,375

WACCAMAW BANKSHARES, INC.

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE

SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). THEY MAY

NOT BE SOLD, OFFERED FOR SALE, PLEDGED, OR HYPOTHECATED

IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT

AS TO THE SECURITIES UNDER THE ACT OR AN OPINION OF

COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH

REGISTRATION IS NOT REQUIRED.

This is to Certify that MONTEREY HOLDINGS, LLC is the owner of FIVE HUNDRED FORTY-SIX THOUSAND THREE HUNDRED SEVENTY-FIVE (546,375) shares of the Corporation’s Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series B transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

Witness, the seal of the Corporation and the signature of its duly authorized officers.

Dated

Alan W. Thompson	Murchison B. Biggs
Chairman of the Board of Directors	Secretary

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	-as tenants in common	UNIF TRANSFERS MIN ACT		Custodian
		under Uniform Transfers to Minors	(Cust)		(Minor)
TEN ENT	-as tenants by the entireties
Act
JT TEN	-as joint tenants with right of	(State)
Survivorship and not as tenants in common
Additional abbreviations may also be used though not in the above list

For value received                      hereby sell, assign and transfer unto                                          (please insert social security or other identifying number of assignee (                                         ).

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE)

Shares

represented by the within Certificate, and do hereby irrevocably constitute and appoint
	,	Attorney to transfer the said Shares on the
books of the within named Corporation with full power of substitution in the premises.

Dated

In presence of	.

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

This certificate and the shares represented hereby are issued and shall be held, subject to all of the provisions of the articles of incorporation and bylaws of the Company, as amended or to be amended hereafter (copies of which may be obtained by any shareholder, upon request and without charge, at the principal office of the Company), to all of which the holder by acceptance hereof assents.

The Company will, upon request, furnish any shareholder, without charge, information in writing as to the designations, preferences, limitations, and relative rights of all classes of shares and any series thereof and the authority of the board of directors to determine the variations for future series.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN OR DESTROYED THE COMPANY WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

THE SECURITIES REPRESENTED BY THIS INSTRUMENT ARE NOT SAVINGS ACCOUNTS, DEPOSITS, OR OTHER OBLIGATIONS OF A BANK AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

THE RIGHTS, PREFERENCES, PRIVILEGES AND RESTRICTIONS OF THE SERIES B PREFERRED STOCK ARE DESCRIBED MORE FULLY IN THE ARTICLES OF INCORPORATION OF THE COMPANY AND THE AMENDMENTS THERETO. THE FOLLOWING IS ONLY A SUMMARY OF THE RIGHTS, PRIVILEGES AND RESTRICTIONS OF THE SERIES B PREFERRED STOCK. THE SHARES OF SERIES B PREFERRED STOCK REPRESENTED BY THIS CERTIFICATE RANK SENIOR TO THE COMMON STOCK OF THE COMPANY WITH RESPECT TO LIQUIDATION RIGHTS. IN THE EVENT OF LIQUIDATION, DISSOLUTION OR WINDING UP OF THE COMPANY, HOLDERS OF THE SERIES B PREFERRED STOCK SHALL BE ENTITLED TO RECEIVE A LIQUIDATION PREFERENCE OF $30.00 PER SHARE, SUBJECT TO ADJUSTMENT, FROM AVAILABLE FUNDS AFTER SATISFACTION OF ALL CLAIMS OF DEPOSITORS AND CREDITORS. SHARES OF THE SERIES B PREFERRED STOCK CARRY LIMITED VOTING RIGHTS. IF HOLDERS OF THE COMPANY’S SERIES B PREFERRED STOCK ARE ENTITLED TO VOTING RIGHTS AS REQUIRED BY LAW, THE COMPANY MAY, IN ITS SOLE DISCRETION, ELECT TO CONVERT THE OUTSTANDING SHARES OF PREFERRED STOCK INTO SHARES OF ITS COMMON STOCK, NO PAR VALUE PER SHARE, UPON NOTICE TO THE HOLDERS.